UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2016
Commission File Number: 001-36261

CHC Group Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, zip code)
(604) 276-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On April 29, 2016, an Airbus EC 225 helicopter, or EC 225, operated in Norway by  CHC Helikopter Services AS, a CHC helicopter company, was involved in an accident while on approach to Flesland Airport in Bergen, Norway from the Gullfaks B platform. The EC 225 carried 11 passengers and two crew members. The cause of the accident is not yet known and full investigations are being carried out in conjunction with regulators and police authorities.
“We are greatly saddened by this tragic accident. Our thoughts are with the families, loved ones and colleagues of those on board,” said Karl Fessenden, President and Chief Executive Officer of CHC Helicopter. “We have mobilized our response team and our experts are working closely with Norwegian authorities, Airbus Helicopters and Statoil. Safety remains of paramount importance to all of us at CHC.”
Immediately after the accident on April 29, 2016, out of respect for passengers and crewmembers, and in order to evaluate any implications associated with the April 29, 2016 accident, all flights with the aircraft type H225/EC 225 were temporarily put on hold in the Norwegian and UK sectors. In collaboration with our stakeholders, customers and regulatory authorities, pending further regulatory guidance, we have temporarily put on hold all EC 225 commercial flights around the world (with the exception of search-and-rescue missions).  In addition, we immediately implemented incident control and contingency plans with other available aircraft and will provide as much capacity as possible using these resources. We are working with our customers to prioritize the availability of alternate aircraft.
It is too early to determine the impact of the incident on the Company’s results of operations or financial condition.
Cautionary Note on Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation. All statements, other than statements of historical fact, included in this Current Report on Form 8-K are “forward-looking statements,” including statements regarding the Company’s belief as to the potential causes of the accident, regulatory guidance, the availability of alternate aircraft, our incident control and contingency plans, and the potential impact to our results of operations or financial condition. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited, to our ability to maintain government issued licenses, our ability to obtain necessary aircraft or insurance, regulatory uncertainty, loss of key personnel, work stoppages due to labor disputes, accidents, mechanical failures, inability to enter into new contracts or the loss of existing contracts. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. We disclaim any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. Please refer to the Company’s annual report on Form 10-K, quarterly report on Form 10-Q, and other filings, particularly our discussion of risk factors and cautionary notes on forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact forward-looking statements made herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2016

/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Senior Vice President, Legal and Administration